Supplemental Financial Data WESCO Fourth Quarter and Full Year 2011 January 26, 2012

2 Safe Harbor Statement Note: All statements made herein that are not historical facts should be considered as “forward- looking statements” within the meaning of the Private Securities Litigation Act of 1995. Such statements involve known and unknown risks, uncertainties and other factors that may cause actual results to differ materially. Such risks, uncertainties and other factors include, but are not limited to, debt level, changes in general economic conditions, fluctuations in interest rates, increases in raw materials and labor costs, levels of competition and other factors described in detail in Form 10-K for WESCO International, Inc. for the year ended December 31, 2010 and any subsequent filings with the Securities & Exchange Commission. Any numerical or other representations in this presentation do not represent guidance by management and should not be construed as such.

3 Fourth Quarter 2011 Results Category Q4 Outlook Provided Fourth Quarter 2011 Performance Sales Growth Sales growth expected to be at or above 14% year-over-year and down 3.5% sequentially Sales growth of 19.4% versus prior year; sales up 0.6% sequentially; normalized organic sales growth of approximately 14.8% versus prior year. Sixth consecutive quarter of double-digit organic sales growth versus prior year Gross Margin Gross margin expected to be at or above 19.8% Gross margin of 20.6%, up 30 basis points over prior year Operating Margin Operating margin expected to be at or above 5.2% Operating margin of 5.8%, up 130 basis points versus prior year Effective Tax Rate Tax rate expected to be approximately 30% to 31% Effective tax rate of 31%    

4 Full Year 2011 Results Category 2011 Outlook Provided Revised October 20, 2011 2011 Performance Sales Growth Sales growth expected to be at or above 19%. Pricing and F/X rates assumed consistent with first half levels Sales growth of 21% versus 2010; normalized organic growth of approximately 13.8% Gross Margin Expected to be at or above 19.9% Gross margin of 20.2%, up 50 basis points over prior year Operating Margin Expected to be at or above 5.2% Operating margin of 5.4%, up 120 basis points over prior year Effective Tax Rate Expected to be in the range of 29% to 30% Effective Tax Rate of 29.8% Cash Flow Expected to be at least 70% to 80% of Net Income Free cash flow totaled $134 million or 68% of Net Income    

5 Organic Sales Versus Prior Year ---------------- 2010 ------------------ ------------------- 2011 -------------------- Q1 Q2 Q3 Q4 Full Year Q1 Q2 Q3 Q4* Full Year* (2.6%) 8.6% 14.9% 17.6% 9.5% 24.6% 21.1% 19.3% 19.4% 21.0% (1.8%) (1.9%) (0.9%) (0.7%) (1.3%) (1.1%) (1.0%) (1.1%) 0% (0.8%) 0 0 (0.7%) (1.1%) (0.4%) (7.0%) (7.4%) (6.9%) (6.2%) (6.8%) (4.4%) 6.7% 13.3% 15.8% 7.8% 16.5% 12.7% 11.3% 14.8%* 13.8%* 1.5% 3.0% 2.5% 3.0% 2.5% 3.5% 3.0% 3.0% 3.5% 2.0% *Q4 2011 had one less workday versus Q4 2010. *FY 2011 had one less workday versus 2010 (1.6%) (0.4%) (4.4%) 6.7% 13.3% 15.8% 7.8% 16.5% 12.7% 11.3% 13.2% 13.4%* Consolidated Sales Growth F/X Acquisitions Organic Sales Growth Workday Impact Organic Sales Per Workday Management Estimated Price Impact

6 Number of Work Days by Quarter Q1 Q2 Q3 Q4 FY 2010 63 64 64 64 255 2011 63 64 64 63 254 2012 64 64 63 64 255

WESCO End Markets and Product Categories

2010

Markets & Customers


Construction
• Non-Residential
• Residential
Utility
• Investor Owned
• Public Power
• Utility Contractors
Industrial
• Global Accounts
• Integrated Supply
• OEM
• General Industrial
CIG
• Commercial
• Institutional
• Government
36%
12%
12%
40%

Products & Services


Wire, Cable & Conduit
Distribution Equipment
Lighting & Controls
Data & Broadband Communications*
Controls & Motors
General Supplies
17%
11%
10%
19%
10%
33%

2011

Markets & Customers


Construction
• Non-Residential
• Residential
Utility
• Investor Owned
• Public Power
• Utility Contractors
Industrial
• Global Accounts
• Integrated Supply
• OEM
• General Industrial
CIG
• Commercial
• Institutional
• Government
35%
11%
11%
43%

Products & Services


Wire, Cable & Conduit
Distribution Equipment
Lighting & Controls
Data & Broadband Communications
Controls & Motors
General Supplies
18%
11%
9%
17%
11%
34%

*Proforma: Assumes TVC acquired 1/1/2010

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8 6.9% 21.2% 12.7% 10.9% 12.5% 13.7% 0% 5% 10% 15% 20% 25% FY 2010 Q1 2011 Q2 2011 Q3 2011 Q4 2011 FY 2011 22.3% 21.6% 18.4% 14.8% 12.0% 16.7% 0% 5% 10% 15% 20% 25% FY 2010 Q1 2011 Q2 2011 Q3 2011 Q4 2011 FY 2011 11.6% 17.7% 3.4% 7.5% 10.1% 8.1% 0% 5% 10% 15% 20% 25% FY 2010 Q1 2011 Q2 2011 Q3 2011 Q4 2011 FY 2011 (14.6%) (4.6%) 6.1% 13.2% 21.7% 9.8% (20%) (15%) (10%) (5%) 0% 5% 10% 15% 20% 25% FY 2010 Q1 2011 Q2 2011 Q3 2011 Q4 2011 FY 2011 WESCO End Market Momentum Industrial Construction Utility CIG Sales vs. Prior Year Sales vs. Prior Year Sales vs. Prior Year Sales vs. Prior Year 11% Utility ● Investor Owned ● Public Power ● Utility Contractors 11% CIG ● Commercial ● Institutional ● Government 35% Construction ● Non-Residential ● Residential 43% Industrial ● Global Accounts ● Integrated Supply ● OEM ● General Industrial

2011 End Market Comments

Core year-over-year and sequential quarterly sales comparisons

Note: Q4 versus prior year excludes TVC, RECO and Brews results.
Full year excludes Potelcom, TVC, RECO and Brews results.
Q4 sequential excludes Brews.

End Market	Q4 2011 vs. Q4 2010	Q4 2011 vs. Q3 2011	2011 vs. 2010	Comments
WESCO Core	13.1%	(0.4%)	14.1%	• Sixth consecutive quarter of year-over-year double digit organic sales growth • All four major end market categories grew double digits in Q4 versus last year • Q4 2011 normalized organic sales growth of 14.8% • Full year 2011 normalized organic sales growth of 13.8%
Industrial	12.0%	1.3%	16.7%	• Eighth consecutive quarter of year-over-year double digit organic sales growth • 10 of 16 Global Account industry verticals grew sales double digits in 2011 • Notable customer trends include outsourcing, increased capital spending, and high expectations for supply chain process improvement and savings • Strong bidding activity continues; Global Accounts and Integrated Supply opportunity pipeline at $2.1+ billion
Construction	12.5%	Flat	13.7%	• Sixth consecutive quarter of year-over-year double digit organic sales growth • Year end backlog up 7% over last year • Non-residential construction market appears to be stabilizing
Utility	21.6%	(1.6%)	9.8%	• Second consecutive quarter of year-over-year double digit organic sales growth • Increased bidding activity levels on transmission, sub-station and alternative energy projects • Distribution grid spending is expected to grow in 2012 driven by system maintenance, reliability projects and storm restoration
Commercial, Institutional, Government (CIG)	10.1%	(7.5%)	8.1%	• Government opportunities driven by infrastructure projects, security and data communications • Stimulus programs continue – rural broadband and certain DOE projects are beneficiaries • $350 million government and stimulus opportunity pipeline

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10 Key Financial Metrics 12/31/2010 12/31/2011 Liquidity(1) $338 million $511 million Full Year Free Cash Flow(2) $112 million $134 million Financial Leverage (Par Value Debt with Reported EBITDA) 3.9x 2.3x ($Millions) Outstanding at December 31, 2010 Outstanding at December 31, 2011 Debt Maturity Schedule AR Securitization (V) $370 $250 2013 Inventory Revolver (V) $0 $37 2013 Real Estate Mortgage (F) $39 $37 2013 2017 Bonds (F) $150 $150 2017 2029 Convertible Bonds (F) $345 $345 2029 (No Put) Other (F) $4 $6 N/A Total Debt $908 $825 Capital Structure V= Variable Rate Debt F= Fixed Rate Debt 1= Asset-backed credit facilities total available plus invested cash 2= Operating cash flow less capital expenditures

11 1.5 2.0 2.5 3.0 3.5 4.0 4.5 5.0 Q 4 0 7 Q 1 0 8 Q 2 0 8 Q 3 0 8 Q 4 0 8 Q 1 0 9 Q 2 0 9 Q 3 0 9 Q 4 0 9 Q 1 1 0 Q 2 1 0 Q 3 1 0 Q 4 1 0 Q 1 1 1 Q 2 1 1 Q 3 1 1 Q 4 1 1 Quarterly Financial Leverage Target Leverage 2.0x – 3.5x 2.3x

12 Convertible Debt and Non-cash Interest as of December 31, 2011 GAAP vs. Non-GAAP Debt Reconciliation Non-Cash Interest Expense Schedule Convertible Debentures (000s) Maturity Par Value of Debt Debt Discount Debt per Balance Sheet 2026 $ 56 $ 0 56 2029 $ 344,962 $ (175,908) $ 169,054 Total $ 345,018 $ (175,908) $ 169,110 ($ millions) 2010 2011 Convertible Debt $4.3 $2.5 Amortization of Deferred Financing Fees $2.6 $4.4 FIN 48 $5.0 $1.9 Total $11.9 $8.8 Non-Cash Interest Expense (year-to-date)

13 Core Sales Reconciliation of Non-GAAP Financial Measures Unaudited 2011 2010 % Growth Industrial Core $ 2,632 $ 2,256 16.7 % Contruction Core 2,097 1,845 13.7 % Utility Core 683 622 9.8 % CIG Core 388 359 8.1 % Total Core Gross Sales $ 5,800 $ 5,082 14.1 % Total Gross Sales from Acquisitions 347 — Total Gross Sales $ 6,147 $ 5,082 21.0 % Gross Sales Reductions/Discounts (21) (18) Total Net Sales $ 6,126 $ 5,064 21.0 % Q4 Q4 2011 2010 % Growth $ 679 $ 606 12.0% 541 481 12.5% 186 153 21.6% 106 97 10.1% $ 1,512 $ 1,337 13.1% 83 — $ 1,595 $ 1,337 19.3% (5) (5) $ 1,590 $ 1,332 19.4 % Q4 Q3 2011 2011 % Growth $ 685 $ 676 1.3% 547 547 — % 186 189 (1.6)% 160 173 (7.5)% $ 1,578 $ 1,585 (0.4)% 17 — $ 1,595 $ 1,585 0.6% (5) (5) $ 1,590 $ 1,580 0.6 % Q4 2011 vs. Q4 2010 Q4 2011 vs. Q3 2011 Full Year 2011 vs. 2010 Note: Q4 versus prior year excludes TVC, RECO and Brews results. Full year excludes Potelcom, TVC, RECO and Brews results. Q4 sequential excludes Brews. (dollar amounts in millions)

14 Convertible Debt and SARs/Options EPS Dilution Weighted Average Quarterly Share Count Stock Price Incremental Shares from 2029 Convertible Debt (in millions)3 Incremental Shares from SARs/Option Awards (in millions) Total Diluted Share Count (in millions)4 $30.00 0.45 0.41 44.20 $40.00 3.33 0.74 47.41 Q4 2011 Average ($47.14) 4.63 1.04 49.01 $50.00 5.05 1.12 49.50 $60.00 6.20 1.31 50.85 $75.00 7.35 1.69 52.38 $100.00 8.50 2.05 53.89 2029 Convertible Debt Details Conversion Price $28.8656 Conversion Rate 34.6433 1 Underlying Shares 11,950,622 2 Footnotes: 2029 Convertible Debenture 1 1000/28.8656 2 $345 million/28.8656 3 (Underlying Shares x Avg. Quarterly. Stock Price) minus $345 million Avg. Quarterly Stock Price 4 Basic Share Count of 43.34 million shares

15 Q1 2012 Outlook Category Q1 2012 Expectations Sales Growth Total sales growth expected to be 7% to 11% consistent with the August Investor Day outlook: • Q1 organic sales growth rate expected to be 6% to 9% • Acquired sales expected to add approximately 2% points to sales growth • Total sales expectations assume pricing and F/X rates consistent with Q4 2011 levels Gross Margin Gross margin expected to be at or above 20.0% Operating Margin Operating margin expected to be at or above 5.0% Effective Tax Rate Effective tax rate expected to be approximately 30% to 32%

16 2012 Full Year Outlook Category 2012 Expectations Sales Growth Total sales growth expected to be 7% to 11% consistent with the August Investor Day outlook: • Q1 organic sales growth rate expected to be 6% to 9% • Q2 to Q4 organic sales growth rate expected to be 5% to 8% • Acquired sales targeted to add approximately 2+% • Total sales expectations assume pricing and F/X rates consistent with 2011 levels Gross Margin Gross margin expected to be at or above 20.2% based on the following assumptions: • Margin improvement initiatives expected to positively impact gross margin by 15 to 25 basis points • Full year supplier volume rebate rates expected to decrease by 10 to 20 basis points Operating Margins Operating margin expected to be at or above 5.8%; expected margin expansion at the low end of the 40 to 60 basis points range provided at the Investor Day Effective Tax Rate Effective tax rate expected to be approximately 30% to 32% Cash Flow Free cash flow expected to be at or above 80% of net income